Exhibit 10.19

                         REVOLVING CREDIT AGREEMENT



                       Dated as of November 16, 2001

                               by and between

                    COMMSCOPE OPTICAL TECHNOLOGIES, INC.

                                    and

                            OFS BRIGHTWAVE, LLC

                             Table of Contents
                             -----------------

                                                                         Page
                                                                         ----

Section 1.  Definition and Principles of Construction.......................1
            1.1  Defined Terms..............................................1
            1.2  Principles of Construction.................................3
Section 2.  Amount and Terms of Credit......................................4
            2.1  Commitment to Lend.........................................4
            2.2  Interest...................................................4
            2.3  Revolving Note.............................................4
            2.4  Minimum Amount of Each Borrowing...........................4
            2.5  Notice of Borrowing........................................4
            2.6  Disbursement of Funds......................................5
            2.7  Furukawa Commitment........................................5
Section 3.  Prepayments; Payments...........................................5
            3.1  Optional Prepayments.......................................5
            3.2  Mandatory Prepayment.......................................5
            3.3  Payment at Maturity........................................5
            3.4  Method and Place of Payment................................5
            3.5  Pro Rata Treatment with Furukawa...........................6
Section 4.  Conditions Precedent............................................6
            4.1  Each Borrowing.............................................6
Section 5.  Covenants.......................................................6
            5.1  Affirmative Covenants......................................6
            5.2  Borrower Setoff Right......................................7
Section 6.  Events of Default...............................................7
            6.1  Payments...................................................7
            6.2  Covenants..................................................7
            6.3  Bankruptcy, Etc............................................7
Section 7.  Miscellaneous...................................................8
            7.1  Notices....................................................8
            7.2  Benefit of Agreement.......................................9
            7.3  No Waiver; Remedies Cumulative.............................9
            7.4  Calculations; Computations.................................9
            7.5  Governing Law; Submission to Jurisdiction; Venue;
                 Jury Trial Waiver..........................................9
            7.6  Counterparts..............................................10
            7.7  Effectiveness.............................................10
            7.8  Headings Descriptive......................................10
            7.9  Amendment or Waiver.......................................10

                         REVOLVING CREDIT AGREEMENT

     This Revolving Credit Agreement ("Agreement") dated as of November 16, 2001 is entered into by and between CommScope Optical Technologies, Inc., a Delaware corporation ("CommScope Optical") and OFS BrightWave, LLC, a Delaware limited liability company (the "Borrower").

                                 WITNESSETH

     WHEREAS, The Furukawa Electric Co., Ltd., a corporation organized under the laws of Japan ("Furukawa"), and CommScope, Inc., a Delaware corporation and the ultimate parent company of CommScope Optical ("CommScope"), have entered into a Memorandum of Understanding, dated as of July 24, 2001, as amended and restated by the Amended and Restated Memorandum of Understanding, dated as of November 15, 2001 (as amended, the "MOU"), pursuant to which Furukawa and CommScope agreed that the Borrower shall acquire the optical cable related assets and fiber manufacturing facilities of Lucent Technologies Inc.'s ("Lucent") Optical Fiber Solutions business;

     WHEREAS, CommScope, Lucent and Furukawa are parties to a Financing Agreement, dated as of July 24, 2001, as amended and supplemented November 9, 2001 (the "Financing Agreement"), pursuant to which CommScope has agreed to issue to Lucent 10,200,000 shares of CommScope common stock, par value $.01 per share (the "Common Stock") at $19.94 per share of Common Stock, for an aggregate amount of $203,388,000 (the "CommScope Payment"), in lieu of a portion of the cash purchase price payable by Furukawa to Lucent pursuant to the Asset and Stock Purchase Agreement, dated as of July 24, 2001, as amended by Amendment No. 1 to the Asset and Stock Purchase Agreement, dated as of November 15, 2001, by and between Lucent and Furukawa; and

     WHEREAS, $30,000,000 of the CommScope Payment is deemed to be a Borrowing (as defined below) hereunder, and the balance of the CommScope Payment is deemed to be a capital contribution by CommScope Optical to the Borrower.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1.     Definition and Principles of Construction.
                    -----------------------------------------

     1.1 Defined Terms. For purposes of this Agreement, the following term shall have the following meanings:

          "Affiliate" of any Person means any Person that controls, is controlled by, or is under common control with such Person. As used herein, the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other interests, by contract or otherwise.

          "Agreement" has the meaning set forth in the preamble.

          "Borrower" has the meaning set forth in the preamble.

          "Borrowing" means a disbursement by Lender to the Borrower of the proceeds of a Revolving Loan.

          "Business Day" means any day except Saturday, Sunday and any day that is a legal holiday in New York, New York, or a day on which banking institutions in New York, New York are authorized or required by law or other government action to close.

          "Commitment" means Thirty Million Dollars ($30,000,000.00), subject to the provisions of Section 3.2.

          "Default" means any event, act or condition which, with notice or the lapse of time, or both, would constitute an Event of Default.

          "Dollars" and the sign "$" each mean freely transferable lawful money of the United States.

          "Eurodollar Business Day" means any day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

          "Event of Default" has the meaning specified in Section 6.

          "Indebtedness" means, as to any Person, without duplication, the principal of, and any interest, fees or charges in respect of, (i) indebtedness of such Person for money borrowed; (ii) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is liable; and (iii) any guarantee of the foregoing.

          "Lender" means CommScope Optical or any person to whom CommScope Optical, rights and obligations hereunder are assigned.

          "Maturity Date" means November 16, 2006.

          "Notice of Borrowing" has the meaning specified in Section 2.5.

          "Obligations" means all amounts owing to Lender pursuant to this Agreement.

          "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise, or any government or political subdivision or any agency, department or instrumentality thereof.

          "Revolving Loan" means the extensions of credit by Lender to the Borrower from time to time pursuant to Section 2.1.

          "Revolving Note" has the meaning specified in Section 2.3.

          "Subsidiary" means, as to any Person (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and
(ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a fifty percent (50%) equity interest at the time.

          "Three-month LIBOR" means the rate (rounded upward to the nearest one-sixteenth of one percent) for a designated maturity of three (3) months determined on the basis of the offered rate for deposits in U.S. Dollars which appear on the Reuters Screen LIBO Page as of 11:00 a.m. London time on the second (2nd) full Eurodollar Business Day next preceding the first day of each calendar quarter with respect to which interest is payable (unless such date is not a Business Day, in which event the next succeeding Eurodollar Business Day which is also a Business Day will be used). If the Reuters Screen LIBO Page (i) publishes more than one (1) such LIBOR rate, the average of such rates shall apply, or (ii) ceases to publish such LIBOR rate, then Three-month LIBOR shall be determined from such substitute financial reporting service as Borrower, in its reasonable discretion, shall determine.

          "United States" and "U.S." each mean the United States of America.

     1.2  Principles of Construction.
          --------------------------

          (a) All references in this Agreement to Sections, schedules and exhibits are to Sections, schedules and exhibits in or to this Agreement unless otherwise specified. The captions of the sections of this Agreement are for convenience only and do not define or limit any terms or provisions.

          (b) When used in this Agreement, the words "hereof," "herein" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "include(s)" means "include(s), without limitation," and the word
"including" means "including, but not limited to."

     Section 2.     Amount and Terms of Credit.
                    --------------------------

     2.1 Commitment to Lend. On the terms and subject to the conditions set forth in this Agreement, Lender agrees to make loans to the Borrower at any time and from time to time on or before the Maturity Date (but not more frequently than once per month) in an aggregate amount at any time outstanding not to exceed the Commitment. Subject to the other terms and conditions of this Agreement, the Borrower may borrow under this Section 2.1, repay under Section 3 and reborrow under this Section 2.1. As of the closing of the transactions contemplated by the MOU, the Borrower shall be deemed to have made a Borrowing in the principal amount of $30,000,000 pursuant to the terms hereof.

     2.2  Interest.
          --------

          (a) Revolving Loan. Interest on the principal amount of any Revolving Loan outstanding and unpaid from time to time shall accrue at a rate per annum equal to Three-month LIBOR plus 1.75%, computed on the basis of a 360 day year of twelve 30-day months. In the event of partial months, the actual number of days elapsed will be used to calculate the interest due. Accrued interest on the Revolving Loan shall be payable quarterly in arrears on the last Business Day of each quarter, commencing with the quarter ending on December 31, 2001.

          (b) Default Interest Rate. Notwithstanding any contrary provision of this Section 2.2, upon the occurrence and during the continuance of an Event of Default, interest on the principal amount of any Revolving Loan outstanding and unpaid from time to time shall accrue at a rate per annum equal to 1% above the rate at which interest would otherwise accrue on such amounts pursuant to Section 2.2(a).

     2.3 Revolving Note. The Borrower's obligation to repay any Revolving Loan shall be evidenced by its promissory note payable to the order of CommScope Optical Technologies, Inc. (the "Revolving Note") in substantially the form of Exhibit A attached hereto, appropriately completed. The Revolving Note shall be dated the date of this Agreement, and the outstanding principal amount of any Revolving Loan shall be repaid in full on the Maturity Date.

     2.4 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing under the Revolving Loan shall be not less than $750,000 or any multiple of $100,000 in excess thereof.

     2.5 Notice of Borrowing. Whenever the Borrower desires to make a Borrowing under the Revolving Loan it shall give Lender at least five (5) Business Days' prior written notice of such requested Borrowing at its address for notices pursuant to Section 7.1, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 noon (New York time) on such day. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit B, appropriately completed in each case to specify the aggregate principal amount of the requested Borrowing and the date of such Borrowing (which shall be a Business Day).

     2.6 Disbursement of Funds. Not later than 12:00 noon (New York time) on the date specified in the Notice of Borrowing, Lender will make available to the Borrower, by wire transfer to the Borrower's account, in Dollars and in immediately available funds, the amount specified in the Notice of Borrowing.

     2.7 Furukawa Commitment. The Borrower agrees that to the extent it incurs Indebtedness from Furukawa or its Affiliates in an amount of $120,000,000 or less, such Indebtedness will be incurred on terms and conditions that with respect to interest, repayment, prepayment, Events of Default, priority and security are no more favorable to Furukawa and its Affiliates than provided herein to Lender.

     Section 3.     Prepayments; Payments.
                    ---------------------

     3.1 Optional Prepayments. The Borrower shall have the right to prepay the Revolving Loan from time to time in whole or in part in minimum amounts of $500,000 or any multiple of $100,000.00 in excess thereof.

     3.2 Mandatory Prepayment. The Borrower shall prepay the outstanding principal amount of the Revolving Loan together with any accrued interest thereon within (x) 100 calendar days of (i) CommScope or its Affiliates exercising the right to sell Membership Interests (as defined in the MOU) in the Borrower held by CommScope and its Affiliates pursuant to Section
5.6 of the MOU; or (ii) Furukawa, the Borrower or any of their respective Affiliates acquiring all, but not less than all, of CommScope's and its Affiliates' Membership Interests (as defined in the MOU); or (y) CommScope or its Affiliates being required to sell their Membership Interests (as defined in the MOU) pursuant to Section 6.4 of the Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of November 16, 2001 (the "Amended LLC Agreement"). The Commitment shall terminate and no further Borrowings shall be permitted after the date upon which the 100 calendar day period referred to in this Section 3.2 begins to run.

     3.3 Payment at Maturity. The outstanding principal amount of the Revolving Loan, together with all unpaid interest thereon, shall be due and payable on the Maturity Date or upon the earlier termination of the Revolving Note.

     3.4 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or the Revolving Note shall be made to Lender not later than 12:00 noon (New York time) on the date when due and shall be made in Dollars and in immediately available funds. Whenever any payment to be made hereunder or under the Revolving
Note is stated to be due on a day that is not a Business

Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

     3.5 Pro Rata Treatment with Furukawa. If Borrower, or any of its Subsidiaries, makes a payment or prepayment of principal on any Indebtedness owed to Furukawa or any of its Affiliates, the Borrower or its Subsidiaries, shall simultaneously prepay any amounts outstanding hereunder or under the Revolving Note in an amount proportionate to such payment or prepayment to Furukawa or any of its Affiliates, based on the relative amount of Indebtedness owed by the Borrower and its Subsidiaries to CommScope and its Affiliates, and Furukawa and its Affiliates, respectively; provided, however, if the Borrower incurs Indebtedness from Furukawa and its Affiliates in excess of $120,000,000, such excess may be repaid to Furukawa and its Affiliates before any payment or prepayment to CommScope and its Affiliates as contemplated by this Section 3.5.

     Section 4.     Conditions Precedent.
                    --------------------

     4.1 Each Borrowing. Lender's obligation to disburse the proceeds of any Borrowing to the Borrower is subject, at the time of each Borrowing (except as hereinafter indicated), to the satisfaction of all of the following conditions:

               (a) Notice of Borrowing. Lender shall have received a Notice of Borrowing meeting the requirements of Sections 2.4 and 2.5 with respect to such Borrowing.

               (b) No Default. At the time of such Borrowing and also after giving effect thereto there shall exist no Default or Event of Default.

     Section 5.     Covenants.
                    ---------

     5.1 Affirmative Covenants. The Borrower covenants and agrees with Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Borrowing payable hereunder shall be unpaid, the Borrower will (a) use its reasonable best efforts to arrange a working capital facility with a third party lender so that any principal amounts outstanding hereto, together with interest thereon are repaid to Lender, and this Agreement and Revolving Note are terminated; it being understood and agreed that the Borrower shall not be obligated to enter into a working capital facility which is not on commercially reasonable terms, without regard to the terms of this Agreement; and (b) be organized in the United States (or any political subdivision thereof) or in any jurisdiction that does not impose any withholding taxes on payments hereunder by Borrower to a lender organized in the United States (or any political subdivision thereof).

     5.2 Borrower Setoff Right. Borrower shall be entitled to setoff any amounts due and payable under the Optical Fiber Supply Agreement between CommScope, Inc. of North Carolina and OFS Fitel, LLC, dated as of November 16, 2001, other than any such amount being contested in good faith, against any amount of principal due and payable hereunder.

     Section 6. Events of Default. If any of the following specified events (each an "Event of Default") occurs:

     6.1 Payments. The Borrower (i) defaults in the payment when due of any interest on the Revolving Loan or the Revolving Note or any other amounts owing hereunder or under the Revolving Note and such default continues unremedied for five (5) or more days, or (ii) defaults in the payment when due of any principal of the Revolving Loan or the Revolving Note;

     6.2 Covenants. The Borrower defaults in the due observance or performance, or breach of any term, covenant or agreement contained in this Agreement and such default continues unremedied for a period of 10 days after written notice to the Borrower by Lender; or

     6.3 Bankruptcy, Etc. The Borrower commences a voluntary case under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower and the petition is not controverted within ten (10) days, or is not dismissed within ninety
(90) days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law of any jurisdiction, whether now or hereafter in effect, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of ninety (90) days; or the Borrower is adjudicated insolvent or bankrupt; or any order for relief or other order approving any such case or proceeding is entered; or the Borrower suffers the appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety
(90) days; or the Borrower makes a general assignment for the benefit of creditors; or the Borrower takes any corporate action for the purpose of effecting any of the foregoing.

          Upon the occurrence of any Event of Default specified in this
Section 6, Lender may (i) by written notice to the Borrower declare the Commitment to be terminated whereupon the Commitment shall be immediately terminated; and (ii) declare all sums then owing by Borrower hereunder and under the Revolving Note to be immediately due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand or protest or other notice of any kind, all of which are hereby expressly waived by Borrower. In case of any occurrence of any

Event of Default described in Section 6.3, the outstanding principal balance of the Revolving Note, together with accrued interest thereon, shall become due and payable immediately without the requirement of any such acceleration or request, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower, any provisions of this Agreement or the Revolving Note to the contrary notwithstanding, and other amounts payable by Borrower hereunder shall become immediately due and payable all without notice of any kind.

     Section 7.     Miscellaneous.
                    -------------

     7.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

          If to Borrower:

          OFS BrightWave, LLC
          c/o The Furukawa Electric Co., Ltd.
          6-1, Marunouchi, 2 chome
          Chioda Ku
          Tokyo 100-8322
          Attention:  Mr. Koichi Nakamura
          Facsimile:  011-81-3-3286-3919

          with a copy to:

          Masuda & Ejiri
          399 Park Avenue, 18th Floor
          New York, New York  10022
          United States of America
          Attention:  Junji Masuda
          Facsimile:  (212) 486-2614

          If to CommScope:

          CommScope, Inc.
          Lenior-Rhyne boulevard, SE
          Hickory, North Carolina  28603
          United States of America
          Attention:  Frank B. Wyatt, II
          Facsimile:  (828) 431-2520

          with a copy to:

          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, New York  10004
          United States of America
          Attention:  Christopher Ewan, Esq.
          Facsimile:  (212) 859-8588

or to such other address as any party or other addressee shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

     7.2 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of CommScope. This Agreement and Revolving Note shall be assignable by Lender to (i) any of its wholly-owned Subsidiaries; or
(ii) any Person who directly purchases Membership Interests (as defined in the MOU) from CommScope or its Affiliates in accordance with the terms and conditions of the Amended LLC Agreement.

     7.3 No Waiver; Remedies Cumulative. No failure or delay on the part of CommScope or the holder of the Revolving Note in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and CommScope or the holder of the Revolving Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which CommScope or the holder of the Revolving Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of CommScope or the holder of the Revolving Note to any other or further action in any circumstances without notice or demand.

     7.4 Calculations; Computations. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     7.5 Governing Law; Submission to Jurisdiction; Venue; Jury Trial
Waiver.

          (a) This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Any legal action or proceeding against the Borrower with respect to this Agreement shall be brought in the courts of the State of New York, in the County of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid court.

          (b) Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable laws, any and all rights to trial by jury in connection with any legal action or proceeding with respect to this Agreement.

     7.6 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be provided to the Borrower and CommScope.

     7.7 Effectiveness. This Agreement shall become effective on the date hereof.

     7.8 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     7.9 Amendment or Waiver. Neither this Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and signed by CommScope and the Borrower.

                    [Signatures begin on the next page]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                   OFS BRIGHTWAVE, LLC



                                   By: /s/ Osamu Sato
                                      ----------------------------------
                                      Name:  Osamu Sato
                                      Title: Executive Vice-President



                                   COMMSCOPE OPTICAL TECHNOLOGIES, INC.



                                   By: /s/ Jearld L. Leonhardt
                                      ----------------------------------
                                      Name:  Jearld L. Leonhardt
                                      Title: Vice-President

                                                                  EXHIBIT A

                               REVOLVING NOTE
                               --------------

U.S. $30,000,000.00                                       New York, New York

                                               Dated as of November 16, 2001

          FOR VALUE RECEIVED, OFS BRIGHTWAVE, LLC, a Delaware limited liability company (the "Borrower"), hereby promises to pay to the order of CommScope Optical Technologies, Inc., a corporation organized and existing under the laws of Delaware (the "CommScope"), in lawful money of the United States of America and in immediately available funds the principal sum of THIRTY MILLION DOLLARS (U.S. $30,000,000.00) or, if less, the unpaid principal amount of the Revolving Loan (as defined in the Agreement referred to herein) made by CommScope pursuant to Section 2.1 of the Agreement.

          The Borrower promises to pay principal in like money at said office at the times and in the amounts provided in the Agreement (as defined herein).

          The Borrower also promises to pay interest on the unpaid principal amount in like money at said office from the date such Loan is made until paid at the rates and at the times provided in the Agreement (as defined herein).

          This Note is the Revolving Note referred to in the Revolving Credit Agreement dated as of November 16, 2001, between the Borrower and CommScope (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to optional prepayment at the times and on the terms set forth in the Agreement.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          All payments to be made by the Borrower under or relating to this Note shall be made without set off or deduction of any nature, except as required by law or expressly provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest and notice of any kind in connection with this Note.

          This Note shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts) of the State of New York.

          IN WITNESS WHEREOF, the Borrower has caused its duly authorized officer(s) to execute and deliver this Note as of the date first above written.

                                   OFS BRIGHTWAVE, LLC



                                   By: /s/ Osamu Sato
                                      ----------------------------------
                                      Name:  Osamu Sato
                                      Title: Executive Vice-President

                                                                    EXHIBIT B

                            NOTICE OF BORROWING
                            -------------------

                           _______________, 200_



CommScope Optical Technologies, Inc.
Lenoir-Rhyne Boulevard, SE
Hickory, North Carolina 28603-0339
Attention:  Jearld L. Leonhardt


Gentlemen:

          The undersigned, OFS BrightWave, LLC, refers to that certain Revolving Credit Agreement dated as of November 16, 2001 (as amended from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), between the undersigned and you, and hereby gives you irrevocable notice pursuant to Section 2.5 of the Agreement that the undersigned requests a Borrowing under Section 2.1 of the Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.5 of the Agreement:

          (i)  The Business Day of the Proposed Borrowing is _______, 200_;
               and

          (ii) The aggregate principal amount of the Proposed Borrowing is $___________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing that no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                   Very truly yours,

                                   OFS BRIGHTWAVE, LLC



                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

                     ADVANCES AND PAYMENTS OF PRINCIPAL

================================================================================

                                     AMOUNT OF            UNPAID
                  AMOUNT OF        PRINCIPAL PAID       PRINCIPAL    NOTATION
       DATE        ADVANCE           OR PREPAID          BALANCE      MADE BY
================================================================================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================